Exhibit 10.17

November 30, 2004

Cenvill Recreation, Inc.
1601 Forum Place
Suite 500
West Palm Beach, Florida  33417
Attn:  Mark F. Levy

Dear Mr. Levy:

We have agreed to the following amendments to that certain Promissory Note, dated August 30, 2004, in the amount of $2,000,000 (the “Note”), payable by nStor Technologies, Inc. to Cenvill Recreation, Inc., copies of which are attached hereto.

             1)         The maturity date of the Note is hereby extended from November 30, 2004 to January 15, 2005 (“Maturity”).

Except as set forth in this letter, the Note remains unmodified and in full force and effect.

Please indicate your concurrence with the foregoing.

Sincerely,

                                                                        Cenvill Recreation, Inc.

/s/ Todd Gresham                                             Agreed By: /s/ Mark F. Levy
Todd Gresham                                                                         Mark F. Levy
President                                                                                  Vice President and Secretary

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